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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 9, 2001
                        (Date of earliest event reported)

                         THE IMMUNE RESPONSE CORPORATION
             (Exact name of registrant as specified in its charter)

          DELAWARE                         0-18006              33-0255679
(State or other jurisdiction             (Commission           (IRS Employer
of incorporation)File Number)        Identification No.)

                  5935 DARWIN COURT, CARLSBAD, CALIFORNIA 92008
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (760) 431-7080

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Item 5. Other Events

      On November 9, 2001, the Company privately placed a $2,000,000 convertible note and warrant to an accredited investor. Furthermore, the investor and the Company have agreed that, upon the achievement of certain commercial and technical milestones, the Company may sell and the investor may buy additional notes and warrants, subject to certain conditions.

      The investor, Kevin Kimberlin Partners, L.P., is controlled by Kevin Kimberlin, a director and major stockholder of the Company.

      The note bears interest at a rate of 8% per year. The note, secured by certain of the Company's intellectual property, matures on November 9, 2004, but is convertible into shares of the Company's common stock at any time, at the option of the investor, at a discounted conversion price. The warrant, for 1,733,703 shares of the Company's common stock, is exercisable at a price of $1.44 per share.

      The Company plans to use substantially all of the net proceeds from the transaction for product development, for working capital and other general corporate purposes.

      THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS COULD VARY MATERIALLY FROM THOSE EXPECTED DUE TO A VARIETY OF RISK FACTORS, INCLUDING, BUT NOT LIMITED TO, WHETHER DATA GENERATED FROM PREVIOUS TRIALS CAN BE REPLICATED IN FUTURE CLINICAL TRIALS, WHETHER CLINICAL TRIALS WILL BE SUCCESSFULLY CONCLUDED, WHETHER REMUNE WILL BE APPROVED FOR MARKETING OR BE SUCCESSFULLY COMMERCIALIZED AND WHETHER THE COMPANY WILL BE ABLE TO OBTAIN ADDITIONAL FINANCING. THOSE FACTORS ARE DISCUSSED MORE THOROUGHLY IN THE IMMUNE RESPONSE CORPORATION'S SEC FILINGS, INCLUDING BUT NOT LIMITED TO ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AND SUBSEQUENT FORMS 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY RELEASE THE RESULT OF ANY REVISIONS TO THESE FORWARD-LOOKING STATEMENTS, WHICH MAY BE MADE TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS, EXCEPT TO THE EXTENT REQUIRED BY SECURITIES LAWS.


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

      EXHIBITS

      4.1 Note Purchase Agreement, dated as of November 9, 2001, between the Company and Kevin Kimberlin Partners, L.P.

      4.2   8% Convertible Secured Promissory Note dated as of November 9, 2001

      4.3 Warrant Agreement dated as of November 9, 2001 between the Company and Kevin Kimberlin Partners, L.P.

      10.1 Intellectual Property Security Agreement dated as of November 9, 2001 between the Company and Kevin Kimberlin Partners, L.P.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: November 14, 2001

                                      THE IMMUNE RESPONSE CORPORATION


                                      By  /s/ Howard Sampson
                                          --------------------------------------
                                          Howard Sampson
                                          Vice President, Finance,
                                          Chief Financial Officer, and Treasurer


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                                  EXHIBIT INDEX

      Exhibit                      Description
      -------                      -----------

      4.1 Note Purchase Agreement, dated as of November 9, 2001, between the Company and Kevin Kimberlin Partners, L.P.

      4.2   8% Convertible Secured Promissory Note dated as of November 9, 2001

      4.3 Warrant Agreement dated as of November 9, 2001 between the Company and Kevin Kimberlin Partners, L.P.

      10.1 Intellectual Property Security Agreement dated as of November 9, 2001 between the Company and Kevin Kimberlin Partners, L.P.


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